UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

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      Date of Report (Date of earliest event reported): May 3, 2006


                                  CONSECO, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                               001-31792               75-3108137
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(State or other                          (Commission          (I.R.S. Employer
jurisdiction of                          File Number)        Identification No.)
organization)

11825 North Pennsylvania Street
        Carmel, Indiana                                             46032
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(Address of principal executive offices)                          (Zip Code)

                                 (317) 817-6100
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              (Registrant's telephone number, including area code)


                                 Not Applicable
                                ----------------
                        (Former name or former address,
                          if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01   Entry into a Material Definitive Agreement.

     Attached as Exhibit 10.9 is an agreement entered into on May 3, 2006 between Conseco, Inc. (the "Company") and William S. Kirsch. Under the agreement, Mr. Kirsch resigned, effective May 23, 2006 from his positions as President and Chief Executive Officer and as a member of the Board of Directors of the Company, but he will remain an employee of the Company until August 31, 2006. During the period from May 23 through August 31, 2006, Mr. Kirsch has agreed to assist the Company with respect to transition issues. The Company has agreed to provide Mr. Kirsch with: (i) a payment equal to his current annual salary of $975,000; (ii) for a period not to exceed two years, continued participation for Mr. Kirsch and his family in all medical, health and life insurance plans at the same benefit level at which Mr. Kirsch and his family were participating on August 31, 2006; and (iii) reimbursement of legal and professional fees not to exceed $50,000 incurred in connection with the agreement. Previously granted equity awards will continue to vest through August 31, 2006.


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     As announced by the Company in a press release dated May 4, 2006, and filed as Exhibit 99.1 to this Current Report on Form 8-K, Mr. Kirsch has resigned from all officer and director positions with the Company and its subsidiaries, effective May 23, 2006. The Company's Board of Directors has appointed James E. Hohmann to be interim President and Chief Executive Officer. Mr. Hohmann, age 50, has been Executive Vice President and Chief Administrative Officer of the Company since December 2004. Prior to joining the Company, Mr. Hohmann served as President and Chief Executive Officer of XL Life and Annuity from 2001 until 2004. The terms of the current employment agreement between the Company and Mr. Hohmann are described in the proxy statement for the Company's annual meeting of shareholders to be held on May 23, 2006 and such description is incorporated herein by reference. Mr. Hohmann's current annual salary is $475,000, and he will receive additional compensation of $30,000 per month during the period he serves as interim President and Chief Executive Officer.


 Item 9.01.  Financial Statements and Exhibits.

     (c)  Exhibits

          10.9 Agreement dated May 3, 2006 between the Company and William S. Kirsch.

          99.1  Press release of Conseco, Inc. issued May 4, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           CONSECO, INC.

May 4, 2006
                                           By:  /s/ John R. Kline
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                                                John R. Kline
                                                  Senior Vice President and
                                                  Chief Accounting Officer